A D D E N D U M

                             TO EMPLOYMENT AGREEMENT

     THIS ADDENDUM is to that certain Employment Agreement dated February 10, 1986, by and between NORTH VALLEY BANK ("Employer") and JAMES F. COWEE, JR. ("Employee").

     THE PARTIES MUTUALLY AGREE to modify said Agreement in the following manner:

     1. Paragraph 4 is amended to read as follows:

Salary. As compensation for the services rendered by him under this Agreement, the Employee shall be entitled to an annual salary of $98,340 per year.

     2. Paragraph 6 of the Employment Agreement is modified to read as follows:

     VACATION The employee shall be entitled to vacation pursuant to the provisions of the vacation policies established by the Bank plus two additional weeks.

     IN ALL OTHER RESPECTS, the terms and conditions of said Agreement shall continue in full force and effect.



DATED: January 5, 1996.

EMPLOYER:                               .         EMPLOYEE:

NORTH VALLEY BANK                                 /s/ James F. Cowee, Jr.
                                                  --------------------------
By /s/ Donald V. Carter                           James F. Cowee, Jr.
------------------------------
   Donald V. Carter, President


                                                                   Exhibit 10(d)

                                                                     INTEROFFICE
North Valley Bank                                                    MEMO
                 ---------------------------------------------------------------
                                                                  March 28, 1996

SUBJECT:     EMPLOYMENT AGREEMENT
--------------------------------------------------------------------------------
   FROM:     DONALD V. CARTER, PRESIDENT & C.E.O.

     TO:     JAMES F. COWEE, EXECUTIVE VICE PRESIDENT


Dear Jim:

Please be advised that, pursuant to the Addendum to the Employment Agreement dated July 25, 1989, I have found your performance for the year 1995 satisfactory, and hereby renew your contract for a 2 year term effective January 1, 1996.

Employer:

NORTH VALLEY BANK


By /s/ Donald V. Carter
---------------------------------------
   Donald V. Carter, President & C.E.O.


DVC:hg